INDEPENDENT AUDITORS' CONSENT


   IDB COMMUNICATIONS GROUP, INC.

   We consent to the incorporation by reference in Registration Statements Nos. 33-38738, 33-38739, 33-51066, 33-67072 and 33-
   67074 on Form S-8 and in Registration Statements Nos. 33-70024 and 33-52037 on Form S-3, of our report dated March 7, 1994, appearing in this Annual Report on Form 10-K of IDB
   Communications Group,  Inc. for  the year  ended December  31,
   1993.


   DELOITTE & TOUCHE
   Los Angeles, California
   March 28, 1994